UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  June 9, 2016
(Date of earliest event reported)

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SciClone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)
950 Tower Lane, Suite 900, Foster City, CA (Address of principal executive offices)		94404 (Zip Code)
(650) 358-3456 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

SciClone Pharmaceuticals, Inc. 2016 Employee Stock Purchase Plan

At the 2016 Annual Meeting held on June 9, 2016, the stockholders of SciClone Pharmaceuticals, Inc. (the “Company”) approved the adoption of the SciClone Pharmaceuticals, Inc. 2016 Employee Stock Purchase Plan (the “2016 ESPP”), which authorizes the issuance of up to 2,400,000 shares of the Company’s Common Stock and under which the employees of the Company, subject to certain restrictions in the 2016 ESPP, may enroll to acquire purchase rights for such shares. Additional details of the 2016 ESPP are included in the Company’s 2016 proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2016, under the heading “Proposal No. 3 – Approve Adoption of 2016 Employee Stock Purchase Plan”. The above description of the 2016 ESPP does not purport to be complete and is qualified in its entirety by reference to the 2016 ESPP, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.07   Submission of matters to a vote of Security Holders.

At the 2016 Annual Meeting of Stockholders of the Company held on June 9, 2016 (the “Annual Meeting”), the matters on which the stockholders voted, in person or by proxy were:

(i)	To elect six nominees as directors to serve until the next Annual Meeting and until their successors have been elected and qualified;
(ii)	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement;
(iii)	To approve the adoption of the Company’s 2016 Employee Stock Purchase Plan and to authorize the sale of up to 2,400,000 shares under the Purchase Plan;
(iv)	To ratify the selection of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and
(v)	To vote upon a stockholder proposal relating to proxy access, if properly presented at the Annual Meeting.

The six nominees were elected, the compensation of named executive officers was approved, the 2016 Employee Stock Purchase Plan was approved, the appointment of the independent registered public accounting firm was ratified, and the stockholder proposal to adopt proxy access was approved. The results of the voting were as follows:

	Election of Directors	Votes For	Votes Withheld	Broker Non-votes
	Jon S. Saxe	30,006,127	1,713,263	5,393,097
	Friedhelm Blobel, Ph.D.	30,054,174	1,665,216	5,393,097
	Nancy T. Chang, Ph.D.	30,224,644	1,494,746	5,393,097
	Richard J. Hawkins	30,093,385	1,626,005	5,393,097
	Gregg A. Lapointe	29,629,309	2,090,081	5,393,097
	Simon Li	30,224,401	1,494,989	5,393,097

	Votes For	Votes Against	Abstentions	Broker Non-votes
Approval of Executive Compensation	30,712,182	914,512	92,696	5,393,097

	Votes For	Votes Against	Abstentions	Broker Non-votes
Approval of adoption of the 2016 Employee Stock Purchase Plan	31,113,401	579,891	26,098	5,393,097
		Votes For	Votes Against	Abstentions
Approval of independent registered public accounting firm		37,012,278	62,799	37,410

	Votes For	Votes Against	Abstentions	Broker Non-votes
Approval of shareholder proposal to adopt and present proxy access bylaw for stockholder approval	27,921,067	3,733,973	64,350	5,393,097

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	SciClone Pharmaceuticals, Inc. 2016 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2016	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer and Senior Vice President, Finance